April 15, 2016
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
 - Dreyfus Institutional Cash Advantage Fund
Supplement to Prospectus dated September 1, 2015
 and Current Statement of Additional Information
The following changes will take effect on April 15, 2016
The following will replace the first sentence in the first paragraph in the section of the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of the fund, provided the investor meets the eligibility requirements for investing in the new share class, any class of shares of: (i) any other Dreyfus Cash Advantage fund (Dreyfus Cash Advantage funds currently include Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Treasury and Agency Cash Advantage Fund and Dreyfus Institutional Treasury Securities Cash Advantage Fund (the "Cash Advantage Funds")); (ii) any Dreyfus Cash Management fund, which currently includes Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Securities Cash Management (the "Cash Management Funds"); (iii) any Dreyfus Institutional Preferred fund, which currently includes Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Money Market Fund and Dreyfus Institutional Preferred Treasury Securities Money Market Fund (the "Institutional Preferred Funds"); or (iv) Dreyfus Ultra Short Income Fund.  For purposes of the exchange privilege, the investor will be deemed to have met the required minimum initial investment if the investor holds, in the aggregate, the required minimum amount in one of more of the Cash Advantage Funds, Cash Management Funds and Institutional Preferred Funds.